Eligible Salary Net Income Incentive EBITDA 45Z Tax Credit Share Value Yield/Project Compliance Total Percent Incentive Total Incentive Brian Kletscher Yes 297,351.34$ 26% 8.00% 15.00% 2.00% 3.00% 5.00% 59.00% 175,437.29$ Eligible Salary Net Income Incentive EBITDA 45Z Tax Credit Share Value Financial Reports Audit/SEC Compliance Total Percent Incentive Total Incentive Lucas Schneider Yes 194,705.42$ 26% 8.00% 15.00% 2.00% 2.00% 3.00% 56.00% 109,035.04$ 284,472.33$ CEO Executive Bonus CFO Executive Bonus Base Salary Percent 297,351.34$ Base Salary Percent 194,705.42$ Bonus potential 59% Bonus Potential 56% 1. EBITDA 8% 1. EBITDA 8% Budgeted 9,972,735 3% 8,920.54$ Budgeted 9,972,735 3% 5,841.16$ plus 10% 10,970,008 3% 8,920.54$ plus 10% 10,970,008 3% 5,841.16$ plus 15% 11,468,645 2% 5,947.03$ plus 15% 11,468,645 2% 3,894.11$ 2. Debt Service Removed for 2021, 2022, 2023, 2024, 2025, 2026 & 2027. 2. Debt Service removed for 2021, 2022, 2023, 2024, 2025, 2026 & 2027. Budget plus 5% Budget plus 5% plus 10% plus 10% plus 15% plus 15% 3. Compliance 5% 3. Compliance 3% MPCA/DNR Permits Water 1% 2,973.51$ SEC Reporting 2% 3,894.11$ MPCA Air Permits 1% 2,973.51$ Audit 1% 1,947.05$ Federal Rail/State Rail/OSHA 1% 2,973.51$ SEC Reporting 2% 5,947.03$ 4. Operations/Yield 2% 4. Financial Reports 2% 3.01 1% 2,973.51$ Monthly On Time 1% 1,947.05$ 3.02 1% 2,973.51$ Quarterly 1% 1,947.05$ 5. Increase Share Value/Distribution 1% 2,973.51$ 3% 5. Increase Share Value/Distribution 1% 1,947.05$ 3% 1% 2,973.51$ 6% 1% 1,947.05$ 6% 6. New Technology Reviewed 1% 2,973.51$ Sub Total 18% 53,523.24$ Sub Total 15% 29,205.81$ 7. Income 6. Income Net Income Portion Profitability Net Income Portion Profitability Net Income {Operational} Percent 26% Net Income {Operational} Percent 26% $2.0 - $2.5 MM 1% 2,973.51$ $2.0 - $2.5 MM 1% 1,947.05$ Highwater Ethanol Incentive Program Fiscal 2026 (Amended and Restated on September 23, 2026)

$2.5 - $3.0 MM 1% 2,973.51$ $2.5 - $3.0 MM 1% 1,947.05$ $3.0 - $3.5 MM 1% 2,973.51$ $3.0 - $3.5 MM 1% 1,947.05$ $3.5 - $4.0 MM 1% 2,973.51$ $3.5 - $4.0 MM 1% 1,947.05$ $4.0- $4.5 MM 1% 2,973.51$ $4.0- $4.5 MM 1% 1,947.05$ $4.5 - $5.0 MM 1% 2,973.51$ $4.5 - $5.0 MM 1% 1,947.05$ $5.0 - $5.5 MM 1% 2,973.51$ $5.0 - $5.5 MM 1% 1,947.05$ $5.5 - $6.0 MM 1% 2,973.51$ $5.5 - $6.0 MM 1% 1,947.05$ $6.0 - $6.5 MM 1% 2,973.51$ $6.0 - $6.5 MM 1% 1,947.05$ $6.5 - $7.0 MM 1% 2,973.51$ $6.5 - $7.0 MM 1% 1,947.05$ $7.0 - $ 7.5 MM 1% 2,973.51$ $7.0 - $ 7.5 MM 1% 1,947.05$ $7.5 - $8.0 MM 1% 2,973.51$ $7.5 - $8.0 MM 1% 1,947.05$ $8.0 - $8.5 MM 1% 2,973.51$ $8.0 - $8.5 MM 1% 1,947.05$ $8.5 - $9.0 MM 1% 2,973.51$ $8.5 - $9.0 MM 1% 1,947.05$ $9.0 - $9.5 MM 1% 2,973.51$ $9.0 - $9.5 MM 1% 1,947.05$ $9.5 - $10.0 MM 1% 2,973.51$ $9.5 - $10.0 MM 1% 1,947.05$ $10 - $10.5 MM 1% 2,973.51$ $10 - $10.5 MM 1% 1,947.05$ $10.5 - $11 MM 1% 2,973.51$ $10.5 - $11 MM 1% 1,947.05$ $11 - $11.5 MM 1% 2,973.51$ $11 - $11.5 MM 1% 1,947.05$ $11.5 - $12 MM 1% 2,973.51$ $11.5 - $12 MM 1% 1,947.05$ $12 - $12.5 MM 1% 2,973.51$ $12 - $12.5 MM 1% 1,947.05$ $12.5 - $13 MM 1% 2,973.51$ $12.5 - $13 MM 1% 1,947.05$ $13 - $13.5 MM 1% 2,973.51$ $13 - $13.5 MM 1% 1,947.05$ $13.5 - $14 MM 1% 2,973.51$ $13.5 - $14 MM 1% 1,947.05$ $14 - $14.5 MM 1% 2,973.51$ $14 - $14.5 MM 1% 1,947.05$ $14.5 - $15 MM 1% 2,973.51$ $14.5 - $15 MM 1% 1,947.05$ Sub total 26% 77,311.31$ Sub Total 26% 50,623.37$ 45Z Tax Credit incentive is not dependent on net income from Operations. 45Z Tax Credit $.10 1% 2,973.51$ 45Z Tax Credit $.10 1% 1,947.05$ 45Z Tax Credit $.20 2% 5,947.02$ 45Z Tax Credit $.20 2% 3,894.10$ 45Z Tax Credit $.30 3% 8,920.53$ 45Z Tax Credit $.30 3% 5,841.15$ 45Z Tax Credit $.40 4% 11,894.04$ 45Z Tax Credit $.40 4% 7,788.20$ 45Z Tax Credit $.50 5% 14,867.63$ 45Z Tax Credit $.50 5% 9,735.36$ Sub Total 15% 44,602.73$ Sub Total 15% 29,205.86$ 148,675.62$ 91,511.48$ Max Incentive Bonus 59% 175,437.29$ Max Incentive Bonus 56% 109,035.04$